FIRST CHARTER - HFNC FINANCIAL MERGER
                             SUPPLEMENTARY MATERIALS


               Certain statements made by the management of First Charter Corporation in these materials are not statements of historical fact, but are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

               These "forward-looking statements" involve risks and uncertainties which may cause actual results to differ materially from those in such statements.

               Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities:

               (1) Expected cost savings from the merger cannot be realized or realized within the expected time frame

               (2)  Revenues following the merger are lower than expected

               (3) Competitive pressure among financial services companies increases significantly

               (4) Costs or difficulties related to the integration of First Charter and HFNC Financial are greater than expected

               (5) Changes in the interest rate environment reduce interest margins

               (6) General economic conditions, internationally, nationally, and in North Carolina, are less favorable than expected


               (7) Legislation or regulatory requirements or changes adversely affect the businesses in which the combined company would be engaged.

HFNC Financial Corp.                                   (FIRST
                                                      CHARTER logo)

                             HFNC FINANCIAL OVERVIEW



     o Parent company for Home Federal Savings and Loan Association

     o Completed conversion to stock ownership in December of 1995

     o Ten offices located in the Charlotte market

     o Financial Highlights:

            Assets:                               $980 Million
            Loans, net:                            790
            Deposits:                              432
            Equity:                                169

            Return on Assets:                     1.34 %
            Return on Equity:                     7.54

     o Loan Portfolio Highlights:

            1-4 Family Mortgages / Loans:        81.04 %
            Non-performing Assets / Assets:       0.73
            Reserves / Loans:                     0.89

          Data as of or for the three months ended 3/31/98, as reported.




HFNC Financial Corp.                                   (FIRST
                                                      CHARTER logo)

                             FIRST CHARTER OVERVIEW


   o      Parent company for First Charter National Bank and Bank of Union

   o Diversified community financial services company serving consumers and businesses in Greater Charlotte through 23 locations

   o      Two major prior acquisitions:
                      Carolina State Bank, completed in 1997
                      Bank of Union, completed in 1995

   o      Consistent top-tier financial performance

   o      Financial Highlights:

                    Assets:                             $776 Million
                    Loans, net:                          541
                    Deposits:                            636
                    Equity:                               81

                    Return on Assets:                   1.62 %
                    Return on Equity:                  15.20
                    Net Interest Margin:                5.25

          Data as of or for the three months ended 3/31/98, as reported.

   o      Long-Term Financial Highlights

                    Average ROA 1993 - 1997             1.54 %
                    Annual EPS Growth 1993 - 1997      18.18


          Data as of or for the five fiscal years ended 12/31/97, and exclude all non-recurring charges.




HFNC Financial Corp.                                   (FIRST
                                                      CHARTER logo)

                  FIRST CHARTER CORPORATION PRO FORMA FRANCHISE

(map appears here with plot points)

ROWAN                         (one-square)
CABARRUS - Concord            (nine-squares)
MECKLENBURG - Charlotte       (nine-circles) (five-squares)
UNION - Monroe                (four-squares)
CLEVELAND - Shelby            (four-squares)
RUTHERFORD                    (one-square)


(circle)  HOME FEDERAL OFFICES               PRO FORMA FINANCIAL HIGHLIGHTS
(square)  FIRST CHARTER OFFICES
                                              33 OFFICES IN 6 COUNTIES

                                      Assets:            #   1.8   Billion
                                      Deposits:              1.1
                                      Loans:                 1.3
                                      Market Value:        472.7   Million





HFNC Financial Corp.                                   (FIRST
                                                      CHARTER logo)




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



                      PRO FORMA CHARLOTTE MSA MARKET SHARE


----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        MARKET
                                                                               NUMBER                TOTAL             SHARE OF
                                                               INST               OF               DEPOSITS                MSA
 RANK                                INSTITUTION               TYPE           BRANCHES              ($000S)                (%)
---------      -----------------------------------------     ---------      -------------      ----------------      -------------

  1            FIRST UNION CORP.                             Bank                     80             6,756,734              37.96
  2            BANKAMERICA CORP.                             Bank                     74             2,227,692              12.51
  3            BB&T CORP.                                    Bank                     89             1,968,577              11.06
  4            WACHOVIA CORP.                                Bank                     42             1,682,269               9.45
  5            CCB FINANCIAL CORP.                           Bank                     50             1,153,163               6.48
----------------------------------------------------------------------------------------------------------------------------------
  6            FIRST CHARTER CORP. - PRO FORMA               BANK                     29               917,710               5.16
---------------------------------------------------------------------------------------------------------------------------------
  7            FIRST CITIZENS BANCSHARES                     Bank                     35               668,295               3.75
  8            SOUTHTRUST CORP.                              Bank                     21               437,982               2.46
  9            CAROLINA FIRST BANCSHARES                     Bank                     20               368,578               2.07
 10            TRIANGLE BANCORP INC.                         Bank                      3               196,857               1.11
 11            F & M FINANCIAL CORP.                         Bank                      8               184,850               1.04
 12            CENTURA BANKS INC.                            Bank                     15               160,122               0.90
 13            GASTON FS & LA                                Thrift                    4               147,704               0.83
 14            CITIZENS SAVINGS BANK SALISBURY               SB                        2               107,386               0.60
 15            FIRST FS&LA OF LINCOLNTON                     Thrift                    1                92,484               0.52

               TOTALS                                                                518            17,801,314             100.00


Source: SNL Securities.
Data as of 6/97.






HFNC Financial Corp.                                   (FIRST
                                                      CHARTER logo)



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

                                                      PRO FORMA FINANCIAL DATA



                                                                                                          FIRST CHARTER
                                                FIRST CHARTER              HFNC CORP.                       PRO FORMA
                                              ------------------        -----------------                -----------------

   SELECTED BALANCE SHEET ITEMS
   Assets                                           $776                     $980                           $1,755

   Equity                                             81                      169                              250

   Loans (gross)                                     549                      797                            1,346

   Deposits                                          636                      432                            1,068

   Market Capitalization                            $232                     $235                             $473

   SELECTED BALANCE SHEET RATIOS
   Loans / Deposits                                86.30 %                 184.55 %                         126.05 %

   Equity / Assets                                 10.46                    17.24                            14.25

   Loans / Assets                                  70.73                    81.40                            76.68

   SELECTED ASSET QUALITY RATIOS
   Nonperforming assets                             $4.1                     $7.2                            $11.3

   Reserves                                          8.1                      7.1                             15.2
   NPAs / Assets                                    0.53 %                   0.73 %                           0.64 %

   Reserves / NPAs                                196.50                    98.43                           134.11
   Reserves / Loans                                 1.47                     0.89                             1.13



Source: Company press releases, SNL Securities. Data exclude merger charges. Stock market information.



HFNC Financial Corp.                                   (FIRST
                                                      CHARTER logo)

                             COMBINATION HIGHLIGHTS



TRANSFORMATION FROM A THRIFT TO A BANK

     GOALS:
       o  Leverage balance sheet into commercial lending
       o  Increase fee income
       o  Reduce expenses

    ACTIONS:
       o  Hire experienced commercial lenders
       o  Cross-sell a full array of financial services
       o  Consolidate operations

IMPACT TO SHAREHOLDERS

       o  Net expense savings in excess of 40%, fully phased by end of 1999
       o  Expected to be accretive to EPS by 1999
       o  Book value increased by 50%
       o  Significant capital for long-term growth








HFNC Financial Corp.                                   (FIRST
                                                      CHARTER logo)